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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  May 19, 1999



                           FIRST COMMONWEALTH, INC.
                           ------------------------
            (Exact name of registrant as specified in its charter)


        DELAWARE                    0-27064                  75-2154228
        --------                    -------                  ----------
   (State of incorporation         (Commission              (I.R.S. Employer
      or organization)             File Number)             Identification No.)


            444 NORTH WELLS STREET, SUITE 600, CHICAGO, IL   60610
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           (Address of principal executives offices)     (Zip Code)

      Registrant's telephone number, including area code:  (312) 644-1800
                                                           --------------


                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.
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          On May 19, 1999, First Commonwealth, Inc., a Delaware corporation (the
"Registrant"), The Guardian Life Insurance Company of America, a New York corporation ("Parent"), and Floss Acquisition Corp., a Delaware corporation ("Sub") and wholly-owned subsidiary of Parent, entered into a definitive merger agreement pursuant to which, subject to the terms and conditions thereof, Registrant will become a wholly-owned subsidiary of Parent.

          Pursuant to the merger agreement, on May 25, 1999, Parent has caused Sub to commence a tender offer to purchase all of the outstanding shares of Registrant at a purchase price of $25.00 per share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the merger agreement.

          Following the expiration of the tender offer, in the merger, each issued and outstanding share of Registrant (other than shares of the Registrant owned by Parent, any subsidiary of Parent, including Sub, or the Registrant, which shares were canceled without consideration being delivered therefor) will, subject to the terms and conditions of the merger agreement, be automatically converted into the right to receive $25.00 net to the seller in cash, without interest, pursuant to the merger agreement.

          The transaction is valued at approximately $98 million in the aggregate.

          The transaction is subject to regulatory review and other customary conditions. The Boards of Directors of the Registrant have approved the agreement and the Board of Directors of Parent have authorized the agreement.

          In connection with the execution of the merger agreement, certain stockholders of the Registrant have each signed and delivered a stockholder agreement to Parent with respect to the tender offer and the merger, pursuant to which they have agreed to (i) tender their shares of Registrant pursuant to the tender offer and (ii) vote their shares in favor of approval of the merger agreement and against any transaction that would in any manner impede or nullify the merger agreement or any of the other transactions contemplated by the merger agreement. Copies of the stockholder agreements are incorporated herein.

          As a condition to the merger, the Registrant's Stockholder Rights Agreement was amended to render the Stockholder Rights Agreement inapplicable with respect to the contemplated tender offer by Sub, the merger and the other transactions contemplated by the merger agreement. Registrant's Stockholder Rights Agreement was further amended to provide that neither Parent nor Sub nor any of their Affiliates (as defined in the Stockholder Rights Agreement) or Associates (as defined in the Stockholder Rights Agreement) is or would be considered to be an Acquiring Person (as defined in the Stockholder Rights Agreement). A copy of this amendment to the Stockholder Rights Agreement is incorporated herein.

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          The foregoing description of the merger agreement, stockholder agreements, and amendment to the Stockholder Rights Agreement are qualified in its entirety by reference to the merger agreement, a copy of which is incorporated herein as Exhibit 2.1, the stockholder agreements, copies of which are incorporated herein as Exhibit 99.2 and 99.3, and the second amendment to the Stockholder Rights Agreement, a copy of which is incorporated herein as
Exhibit 4.1.

          The Registrant issued a press release regarding the transaction which is incorporated herein as Exhibit 99.1 and further incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
------------------------------------------

     (c)  Exhibits
          --------

     2.1 Agreement and Plan of Merger dated May 19, 1999 among the Registrant, The Guardian Life Insurance Company of America and Floss Acquisition Corp. is hereby incorporated by reference to Exhibit 1 to the Registrant's Solicitation/ Recommendation Statement on Schedule 14D-9, as filed with the Securities and Exchange Commission on May 25, 1999.

     4.1 Second Amendment to Stockholder Rights Agreement dated May 19, 1999 between the Registrant and First Chicago Trust Company of New York is hereby incorporated by reference to Exhibit 21 to the Registrant's Solicitation/ Recommendation Statement on Schedule 14D-9, as filed with the Securities and Exchange Commission on May 25, 1999.

     10.1 Incentive/Stay Bonus Agreement, dated as of May 14, 1999, between the Registrant and Christopher C. Multhauf is hereby incorporated by reference to Exhibit 6 to the Registrant's Solicitation/Recommendation Statement on Schedule 14D-9, as filed with the Securities and Exchange Commission on May 25, 1999.

     10.2 Incentive/Stay Bonus Agreement, dated as of May 14, 1999, between the Registrant and David W. Mulligan is hereby incorporated by reference to Exhibit 7 to the Registrant's Solicitation/Recommendation Statement on Schedule 14D-9, as filed with the Securities and Exchange Commission on May 25, 1999.

     10.3 Incentive/Stay Bonus Agreement, dated as of May 14, 1999, between the Registrant and Scott B. Sanders is hereby incorporated by reference to
          Exhibit 8 to the Registrant's Solicitation/Recommendation Statement on
          Schedule 14D-9, as filed with the Securities and Exchange Commission on May 25, 1999.

     10.4 Amendment, dated May 14, 1999, to the Amended and Restated Employment Agreement, dated February 12, 1999, between the Registrant and Christopher C. Multhauf is hereby incorporated by reference to Exhibit 13 to the Registrant's

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          Solicitation/Recommendation Statement on Schedule 14D-9, as filed with the Securities and Exchange Commission on May 25, 1999.

     10.5 Amendment, dated May 14, 1999, to the Amended and Restated Employment Agreement, dated February 12, 1999, between the Registrant and David
          W. Mulligan is hereby incorporated by reference to Exhibit 14 to the Registrant's Solicitation/Recommendation Statement on Schedule 14D-9, as filed with the Securities and Exchange Commission on May 25, 1999.

     10.6 Amendment, dated May 14, 1999, to the Employment Agreement, dated May 25, 1995, between the Registrant and Scott B. Sanders, as amended on February 12, 1999 is hereby incorporated by reference to Exhibit 15 to the Registrant's Solicitation/Recommendation Statement on Schedule 14D 9, as filed with the Securities and Exchange Commission on May 25, 1999.

     99.1 Press Release of Registrant, dated May 19, 1999 is hereby incorporated by reference to Exhibit 5 to the Registrant's
          Solicitation/Recommendation Statement on Schedule 14D-9, as filed with the Securities and Exchange Commission on May 25, 1999.

     99.2 Stockholder Agreement dated May 19, 1999 between Christopher C. Multhauf and The Guardian Life Insurance Company of America is hereby incorporated by reference to Exhibit 4 to the Registrant's Solicitation/Recommendation Statement on Schedule 14D-9, as filed with the Securities and Exchange Commission on May 25, 1999.

     99.3 Stockholder Agreement dated May 19, 1999 between David W. Mulligan and The Guardian Life Insurance Company of America is hereby incorporated by reference to Exhibit 5 to the Registrant's
          Solicitation/Recommendation Statement on Schedule 14D-9, as filed with the Securities and Exchange Commission on May 25, 1999.

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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 25, 1999           FIRST COMMONWEALTH, INC.
                                    (Registrant)


                                    By:  /s/ Christopher C. Multhauf
                                         ------------------------------------
                                         Christopher C. Multhauf
                                         Chairman and Chief Executive Officer

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                                 EXHIBIT INDEX

     Exhibit No.                    Description
     -----------                    -----------

     2.1 Agreement and Plan of Merger dated May 19, 1999 among the Registrant, The Guardian Life Insurance Company of America and Floss Acquisition Corp. is hereby incorporated by reference to Exhibit 1 to the Registrant's Solicitation/ Recommendation Statement on Schedule 14D-9, as filed with the Securities and Exchange Commission on May 25, 1999.

     4.1 Second Amendment to Stockholder Rights Agreement dated May 19, 1999 between the Registrant and First Chicago Trust Company of New York is hereby incorporated by reference to Exhibit 18 to the Registrant's Solicitation/ Recommendation Statement on Schedule 14D-9, as filed with the Securities and Exchange Commission on May 25, 1999.

     10.1 Incentive/Stay Bonus Agreement, dated as of May 14, 1999, between the Registrant and Christopher C. Multhauf is hereby incorporated by reference to Exhibit 6 to the Registrant's Solicitation/Recommendation Statement on Schedule 14D-9, as filed with the Securities and Exchange Commission on May 25, 1999.

     10.2 Incentive/Stay Bonus Agreement, dated as of May 14, 1999, between the Registrant and David W. Mulligan is hereby incorporated by reference to Exhibit 7 to the Registrant's Solicitation/Recommendation Statement on Schedule 14D-9, as filed with the Securities and Exchange Commission on May 25, 1999.

     10.3 Incentive/Stay Bonus Agreement, dated as of May 14, 1999, between the Registrant and Scott B. Sanders is hereby incorporated by reference to
          Exhibit 8 to the Registrant's Solicitation/Recommendation Statement on
          Schedule 14D-9, as filed with the Securities and Exchange Commission on May 25, 1999.

     10.4 Amendment, dated May 14, 1999, to the Amended and Restated Employment Agreement, dated February 12, 1999, between the Registrant and Christopher C. Multhauf is hereby incorporated by reference to Exhibit 11 to the Registrant's Solicitation/Recommendation Statement on
          Schedule 14D-9, as filed with the Securities and Exchange Commission on May 25, 1999.

     10.5 Amendment, dated May 14, 1999, to the Amended and Restated Employment Agreement, dated February 12, 1999, between the Registrant and David
          W. Mulligan is hereby incorporated by reference to Exhibit 12 to the Registrant's Solicitation/Recommendation Statement on Schedule 14D-9, as filed with the Securities and Exchange Commission on May 25, 1999.

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     99.1 Press Release of Registrant, dated May 19, 1999 is hereby incorporated by reference to Exhibit 5 to the Registrant's
          Solicitation/Recommendation Statement on Schedule 14D-9, as filed with the Securities and Exchange Commission on May 25, 1999.

     99.2 Stockholder Agreement dated May 19, 1999 between Christopher C. Multhauf and The Guardian Life Insurance Company of America is hereby incorporated by reference to Exhibit 4 to the Registrant's Solicitation/Recommendation Statement on Schedule 14D-9, as filed with the Securities and Exchange Commission on May 25, 1999.

     99.3 Stockholder Agreement dated May 19, 1999 between David W. Mulligan and The Guardian Life Insurance Company of America is hereby incorporated by reference to Exhibit 5 to the Registrant's
          Solicitation/Recommendation Statement on Schedule 14D-9, as filed with the Securities and Exchange Commission on May 25, 1999.

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